NUVEEN EMERGING MARKETS EQUITY FUND

SUPPLEMENT DATED FEBRUARY 21, 2020

TO THE PROSPECTUS DATED NOVEMBER 29, 2019

The following is added to the end of the section entitled “How We Manage Your Money – What the Risks Are – Principal Risks – Non-U.S./emerging markets risk”:

To the extent a fund invests a significant portion of its assets in the securities of companies in a single country or region (or depositary receipts representing such securities), it is more likely to be impacted by events or conditions affecting that country or region. Investment in a fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the fund.

Nuveen Emerging Markets Equity Fund currently invests a significant portion of its assets in companies located in China, which exposes the Fund to the following risks:

China concentration risk. Although the Chinese economy has grown rapidly during recent years and the Chinese government has implemented significant economic reforms to liberalize trade policy, promote foreign investment, and reduce government control of the economy, there can be no guarantee that economic growth or these reforms will continue. In particular, the Chinese economy may experience slower growth if global or domestic demand for Chinese goods decreases significantly. The Chinese economy is also susceptible to rising rates of inflation, economic recession, market inefficiency, volatility, and pricing anomalies that may be connected to governmental influence, a lack of publicly-available information and/or political and social instability. The government of China maintains strict currency controls on the yuan and Hong Kong dollar so that these currencies have historically traded in a tight range relative to the U.S. dollar. Given its past intervention in the currency market, the Chinese government has been under pressure to manage its currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. This could result in an increase in the value of the yuan and the Hong Kong dollar relative to the U.S. dollar, which could have a negative impact on Chinese exports and the overall Chinese economy. Trade tariffs or an economic downturn in any of the economies of China’s key trading partners could also have a detrimental impact on the Chinese economy. Foreign investors are also subject to the risk of loss from expropriation or nationalization of their investment assets and property, governmental restrictions on foreign investments and the repatriation of capital invested. Adding to this risk, China’s authoritarian government has used force in the past to suppress civil dissent, and China’s foreign and domestic policies remain in conflict with those of Hong Kong as well as nationalist and religious groups in Xinjiang and Tibet. China’s growing income inequality and worsening environmental conditions also are factors that may affect the

Chinese economy. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other infectious illnesses, diseases or other public health emergencies in the future. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-EMEP-0220P